Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated August 1, 2020, to the

Prospectus and Statement of Additional Information

dated November 29, 2019, regarding the

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM

INVESTOR SHARES (DOMIX), CLASS A SHARES (DOMAX),

INSTITUTIONAL SHARES (DOMOX) AND CLASS Y SHARES (DOMYX)

NEW MANAGEMENT FEE SCHEDULE APPROVED

The Board of Trustees of the Domini Investment Trust (the “Board”) has approved a reduction in the aggregate management fees of the Domini Impact International Equity Fund (the “Fund”) effective August 1, 2020.

1.	Domini Impact International Equity Fund

a.	In the section titled “Fees and expenses of the Fund” on page 11 of the prospectus, the table entitled “Annual Fund operating expenses” is deleted in its entirety and replaced with the following:

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share classes	Investor	Class A	Institutional	Class Y
Management fees[1]	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) fees	0.25%	0.25%	None	None
Other expenses	0.28%	0.46%[1]	0.13%	0.25%
Total annual Fund operating expenses[1]	1.38%	1.56%	0.98%	1.10%
Fee waivers and expense reimbursements	0.00%	-0.13%[1,2]	0.00%	0.00%
Total annual Fund operating expenses after fee waivers and expense reimbursements[1]	1.38%	1.43%	0.98%	1.10%

[1]	Restated to reflect current fees.
[2]

The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A shares to 1.43%. The Class A share agreement expires on November 30, 2020, absent an earlier modification by the Fund’s Board.

b.	In the section titled “Example” on page 11 of the prospectus, the table entitled “Share classes” is deleted in its entirety and replaced with the following:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$141	$437	$755	$1,657
Class A	$614	$932	$1,273	$2,233
Institutional	$100	$312	$542	$1,201
Class Y	$112	$350	$606	$1,340

2.

The Fund’s management fee will be lowered effective August 1, 2020. The following shall be added to the aggregate management fee schedules set forth for the Fund on page 65 of the prospectus and page 51 of the Statement of Additional Information (“SAI”):

Domini Impact International Equity Fund. For the services Domini and Wellington Management provide to the Fund they receive aggregate fees at the following rates: 0.96% of the first $250 million of net assets managed, 0.88% of the next $250 million, and 0.785% of net assets managed in excess of $500 million. The current management fee schedule took effect August 1, 2020. The prior management fee schedule was in effect from May 1, 2017 through July 31, 2020.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SAI FOR FUTURE REFERENCE.